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                                 EXHIBIT (J)(2)

                            CONSENT OF LEGAL COUNSEL


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                            CONSENT OF LEGAL COUNSEL


     With regard to this Post-Effective Amendment to the Registration Statement on Form N-1A of Principal Preservation Portfolios, Inc., we hereby consent to the reference to our firm in the Prospectus and Statement of Additional Information constituting parts of such Registration Statement and the incorporation by reference of our legal opinion to such Registration Statement.

                                                             QUARLES & BRADY LLP





Milwaukee, Wisconsin
October 15, 1998